UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-02715

Exact name of registrant as specified in charter:
DELAWARE GROUP STATE TAX-FREE INCOME TRUST

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: February 28

Date of reporting period: February 29, 2008

Item 1. Reports to Stockholders

Annual report

Delaware Tax-Free Pennsylvania Fund

February 29, 2008

Fixed income mutual fund

Table of contents

Portfolio management review	1

Performance summary	6

Disclosure of Fund expenses	9

Sector allocation and credit quality breakdown	11

Statement of net assets	12

Statement of operations	21

Statements of changes in net assets	22

Financial highlights	24

Notes to financial statements	30

Report of independent registered public accounting firm	39

Other Fund information	40

Board of trustees/directors and officers addendum	42

About the organization	50

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.
© 2008 Delaware Distributors, L.P.

Portfolio management review
Delaware Tax-Free Pennsylvania Fund	March 11, 2008

The managers of Delaware Tax-Free Pennsylvania Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Feb. 29, 2008.

How did Delaware Tax-Free Pennsylvania Fund perform versus its benchmark and peer funds?

Delaware Tax-Free Pennsylvania Fund returned -2.44% at net asset value and -6.79% at maximum offer price (both figures are for Class A shares with all distributions reinvested). By comparison, the 61 funds in the Lipper Pennsylvania Municipal Debt Funds category declined an average of 3.57% for the same period. The Fund’s benchmark—the Lehman Brothers Municipal Bond Index — lost 1.17%.

For complete, annualized performance for Delaware Tax-Free Pennsylvania Fund, please see the table on page 6.

What were some of the major news events that influenced the investment environment for municipal bonds during the fiscal year ended Feb. 29, 2008?

The fiscal year was eventful with a full-blown credit crisis triggered by difficulties in the mortgage markets. Investment conditions within the municipal bond market as well as the broader fixed income markets were extremely perilous. From our perspective, we defined several distinct phases as we looked back over the year. Each phase presented its unique challenges to bond investors and impacted the municipal markets to varying degrees.

During the early part of the fiscal year, the municipal market was fairly steady. The fixed income markets got an early warning of things to come as news items highlighting the problems of two hedge funds invested in securities with exposure to sub-prime mortgages briefly shook the taxable markets.

During the summer months, the first real phase of the credit crisis hit and the municipal markets participated fully. This represented a change from previous credit events, when the flight to quality was led by the Treasury market and closely followed by the relatively “safe” municipal bond asset class. This time, municipals experienced price deterioration that looked more like those that generally take place within the high yield and emerging markets bond sectors. We believe the difference was a result of selling pressure by non-traditional buyers, whose buying activity during the previous several years had helped the municipal market to frequently outperform in the face of record and near-record new issue supply. We believe these alternative investors needed to de-leverage in this tenuous market and sold the assets they could. Compounding the problem, the dealer community’s capital was taking hits. As a result, members of the dealer community pulled back their inventory positions and were less willing to provide liquidity into the market.

What began as a liquidity issue, though, evolved into a full-blown credit crisis in November. Concerns grew stronger regarding credit ratings for monoline insurers, which underwrite insurance for much of the debt that municipalities issue. In recent years, these insurance companies have sought faster growth by insuring new and different types of investment vehicles, including the structured investment vehicles that many believe to be

The views expressed are current as of the date of this report and are subject to change.

Portfolio management review
Delaware Tax-Free Pennsylvania Fund

at the root of the credit crisis. As a result, several AAA-rated insurance providers were warned during the calendar year that they might be required to increase their capital levels to maintain top-tier ratings. The fears surrounding insurer credit ratings further amplified outflows from the municipal debt market as already wary municipal bonds investors reevaluated credit ratings on what many had considered to be safe investments.

Early 2008 brought another round of bad news for municipal bond investors, triggered by the actual downgrades of several of the bond insurers from their valued AAA-status. This resulted in an unwinding of tender option bonds as well as a perceived lack of liquidity that stemmed from several high-profile failures within the auction rate securities market. Tender option bonds (TOBs), are complicated synthetic derivatives that allow owners to borrow at a short-term rate and reinvest the proceeds in higher-yielding, longer-term bonds. Auction rate securities are long-term securities for which the interest rate is reset at frequent auctions, often held within 35 days or a shorter period. Several failed auctions made headlines because they forced investors, who may have originally viewed the auction process as a source of cash through short-term liquidity, into holding the underlying longer-term bond instead. The fears stoked by these issues wreaked further havoc on an already beaten-down municipal bond market. The full effect remains to be seen, however, as the ramifications of these events continued to unfold at period end.

Within the state of Pennsylvania, economic growth slowly improved during the year, but still fell behind that of the national average. In 2007, job growth was slightly below national levels of 0.8%, with the state’s non-farm payroll increasing 0.7% (sources: U.S. Department of Labor and Moody’s). Importantly, the employment picture in Pennsylvania continued its trend toward a more diverse mix of manufacturing, professional, and service jobs that more closely mirrored the national average (source: Moody’s). Looking forward, states and municipalities in general will need to deal with the impact of slower growth, or even a recession, as income, sales and property taxes make up the bulk of their revenues.

New issue volume nationally set a record in calendar 2007, although issuance slowed as the year progressed. Overall, a record $427 billion in new tax-exempt municipal bonds were issued in 2007 (source: Bond Buyer).

How did the technical environment change during the year?

As the period began (one business day before the fiscal year began to be precise), the 2- to 30-year yield curve for AAA municipal debt was flatter than it had been at any time during the past 20 years. The historically flat yield curve steepened dramatically during the year as the Fed brought down short-term interest rates and long-term rates rose.

As might be expected, given the credit environment described earlier, municipal bonds traded cheaper than Treasury bonds as the year wore on. Municipal bonds started the year with 30-year yields at 85% of those for long Treasury bonds. Municipal bonds normally trade with lower yields than Treasury bonds due to their favorable tax treatment. When the first phase of the credit crunch hit in July, the municipal bond to Treasury yield ratio began to increase in July and jumped higher with each subsequent credit event. The last day of the fiscal year happened to witness excessive selling pressure from the TOBs, and the yield ratio hit an all time high of 116%. To put these ratios in perspective, this ratio has averaged 93% during the past 10 years and the previous maximum (with available data going back to 1981) before these events was 102.5%. (Source: Thomson)

In light of this macroeconomic environment, how did you position the Fund?

We focused on balancing the Fund both to remain true to our core philosophy of generating competitive tax-exempt income and to strategically position the investment portfolio, given our expectation of a steeper yield curve and a tenuous credit environment.

During the year, we methodically adjusted the Fund’s positioning to try to mitigate losses and to seek yield, where possible. For example, the Fund was underweight insured bonds to begin the year and we reduced our exposure slightly — from 33% to 29% at fiscal year end. On average, the Lehman Brothers Municipal Bond Index consisted of 44% insured bonds during the fiscal year. (This percentage dropped in February 2008 to 34%, as Lehman only considers the AAA-rated insurers within their “insured” sub-index and during the month a couple of the insurers lost their AAA rating.)

This underweight in insured bonds served the Fund well given the panic that overtook many investors regarding the quality of insurance that wraps municipal bond issues. As measured by the returns of the Lehman indices, the Insured Municipal Index underperformed the broad Lehman Municipal Bond Index for the 12 months ended Feb. 29, 2008 (-2.53% versus -1.17%, respectively.) (Source: Lehman)

Given our expectations for a steeper yield curve, we also trimmed the Fund’s holdings on the long end (20-plus years) of the yield curve in favor of a greater investment in bonds with 2- to 10-year maturities — what we refer to as the “belly” of the yield curve. We believe that this change helped Fund performance during the year. Again, as gauged by the Lehman Brothers Municipal Bond Index returns — this time broken down by maturity — the belly outperformed the long-end for the fiscal year. We also markedly increased the Fund’s exposure to refunded bonds (also known as pre-refunded bonds) during the year. Pre-refunded bonds were among the better-performing bonds within the muni market. They face minimal credit risk because they are backed by the invested debt proceeds of a second bond issue, which typically consist of U.S. Treasury securities.

Broadly speaking, we feel that the troubles that plagued the monoline insurers during the year appear to have had the effect of “decoupling” municipal bond issues from the rating that their insurer carries. We believe this could cause mis-valuations within the municipal bond market that present unique opportunities for research-driven investors to prosper. Given our emphasis on research, we believe that we are well-positioned to take advantage of select situations. For example, we believe that we may find value among municipal bond issues deemed risky by the broader market due to a low-rated insurer or a lack of insurance, but where our research can confirm strong fundamentals.

Portfolio management review
Delaware Tax-Free Pennsylvania Fund

What sectors of individual securities were noteworthy for their effect on Fund performance?

The largest detractors to the Fund’s return were functions of credit and curve — investments further out the yield curve and lower in quality. Within the Fund, bonds issued to finance education, as well as hospitals and other healthcare projects, fit this mold, underperforming other areas of the municipal bond market during the fiscal year. Likewise, the Fund’s holdings in industrial development revenue (IDR) bonds, which are issued by a government agency on behalf of a private sector company, detracted from the Fund’s returns largely for the same reasons. Among Fund holdings of healthcare bonds, a Montgomery County revenue bond performed poorly. Rated BBB+ by S&P, this revenue bond was issued to finance a not-for-profit retirement community facility in the Philadelphia suburbs.

On the positive side, relatively safe investments such as pre-refunded bonds were among the better-performing bonds within the municipal market. Four of the Fund’s five best-performing bonds were holdings that were pre-refunded by the issuer during the year. Bonds issued by Philadelphia Hospital and Higher Education Authority for Chestnut Hill College were among the examples of holdings whose performance benefited from pre-refunding during the year. The Fund’s position in bonds issued by Pittsburgh Water and Sewer Authority also added to the Fund’s return. This bond was re-financed before the year began.

The views expressed are current as of the date of this report and are subject to change.

Fixed income glossary

Basis point: 1/100 of a percentage point, or 0.01%. Basis points are often used to measure changes in, or differences between, yields.

Bond: A debt security, like an IOU, issued by a company, municipality, or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date.

Bond ratings: Evaluations of creditworthiness by independent agencies such as Moody’s, Standard & Poor’s, and Fitch. Rating may range from Aaa or AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are noninvestment grade and commonly known as junk bonds, or high yield bonds.

Callable bond: A bond that may be redeemed at the request of the issuer prior to the stated maturity date.

Coupon rate: The interest rate that is paid to the investor over the life of the bond.

Duration: A measurement of a fixed income investment’s sensitivity to changes in interest rates. The larger the number, the greater the likely price change for a given change in interest rates.

Federal funds rate: The percentage of interest that banks charge to lend money to each other. The rates change daily, and are a good indication of general interest rate trends.

Maturity: The length of time until a bond issuer must repay the underlying loan principal to the bondholder.

Par value: The face value of a bond. It is also referred to as the principal value. When a bond reaches maturity, the holder receives this value, regardless of what was paid for the bond.

Pre-refunded bonds: Bonds that have been refinanced and are secured by U.S. Treasury bonds, held in an escrow account.

Tax-exempt bond: Exempt from federal or state income tax, state taxes, or local property tax.

Treasury yield curve: This is a curve on a graph that depicts the difference between short and long-term bond yields across the duration spectrum. It is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. It is also used to assess broad market trends, as well as potential changes in economic output and growth.

Municipal bonds

Legacy bonds: Bonds bought in previous periods and have been held in the portfolio.

Municipal bond: Bonds issued by every level of municipality in order to raise capital for day-to-day activities and special specific projects. The bonds pay interest that is typically exempt from federal income taxes and is also generally exempt from state and local income taxes.

Primary market: The broker-controlled, new-issue market. When a municipal bond is purchased in the primary market, the proceeds go to the municipality.

Secondary markets: Known as the aftermarket, or resale market. A bond exchange occurs between a buying investor and a selling investor, not from the issuer. Interest payments from the municipality are passed on to the new owner.

Note: Not all of these terms are used in the portfolio management review section.

Fund Basics
Delaware Tax-Free Pennsylvania Fund	As of Feb. 29, 2008
Fund objective:	The Fund seeks a high level of current interest income exempt from federal income tax and certain Pennsylvania state and local taxes, consistent with preservation of capital.
Total Fund net assets:	$516 million
Number of holdings:	114
Fund start date:	March 23, 1977
	Nasdaq symbols	CUSIPs
Class A	DELIX	233216100
Class B	DPTBX	233216209
Class C	DPTCX	233216308

Performance summary
Delaware Tax-Free Pennsylvania Fund	February 29, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Pennsylvania Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Feb. 29, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. March 23, 1977)
Excluding sales charge	-2.44%	+3.05%	+3.85%	+5.77%
Including sales charge	-6.79%	+2.11%	+3.37%	+5.61%
Class B (Est. May 2, 1994)
Excluding sales charge	-3.07%	+2.25%	+3.19%	+4.14%
Including sales charge	-6.82%	+2.00%	+3.19%	+4.14%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	-3.19%	+2.25%	+3.04%	+3.42%
Including sales charge	-4.13%	+2.25%	+3.04%	+3.42%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for certain classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 investment chart on page 8.

Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A shares also have an annual distribution and service fee of up to 0.30% of average daily net assets.

The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above. The 12b-1 fees are currently subject to a contractual fee cap of 0.25% of average daily net assets through June 30, 2008. As of Feb. 29, 2008, the distribution fee was 0.23%.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Please see the prospectus for additional information on Class B purchase and sales charge information. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Management has contracted to reimburse expenses and/or waive its management fees from July 1, 2007, through June 30, 2008, as described in the most recent prospectus.

Please see the fee table in the prospectus and speak with your financial professional for a more complete explanation of sales charges.

The performance table on the previous page and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

High yielding noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund may be affected by economic conditions which may hinder an issuer’s ability to make interest and principal payments on its debt.

This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions, or poor performance from specific industries or bond issuers.

	Class A	Class B	Class C
Net expense (including fee waivers)	1.01%	1.78%	1.78%
Total annual fund operating expenses
(without fee waivers and payments)	1.08%	1.81%	1.81%

Performance of a $10,000 investment
Average annual total returns from Feb. 28, 1998, through Feb. 29, 2008
For period beginning Feb. 28, 1998 through Feb. 29, 2008	Starting value	Ending value
Lehman Brothers Municipal Bond Index	$10,000	$15,839
Delaware Tax-Free Pennsylvania Fund — Class A shares	$9,550	$13,921

The chart assumes $10,000 invested in the Fund on Feb. 28, 1998, and includes the effect of a 4.50% front-end sales charge, a distribution and service fee, and the reinvestment of all distributions. Please see pages 6 and 7 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index as of Feb. 28, 1998.

Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses
For the period September 1, 2007 to February 29, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2007 to February 29, 2008.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

Delaware Tax-Free Pennsylvania Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	9/1/07	2/29/08	Expense Ratio	9/1/07 to 2/29/08*
Actual Fund return
Class A	$1,000.00	$ 984.00	1.00%	$4.93
Class B	1,000.00	980.20	1.77%	8.71
Class C	1,000.00	980.20	1.77%	8.71
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.89	1.00%	$5.02
Class B	1,000.00	1,016.06	1.77%	8.87
Class C	1,000.00	1,016.06	1.77%	8.87

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 182/366 (to reflect the one-half year period).

The expenses in the table above include interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to financial statements.”

Sector allocation and credit quality breakdown
Delaware Tax-Free Pennsylvania Fund	As of February 29, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	100.88%
Corporate Revenue Bonds	12.37%
Education Revenue Bonds	12.43%
Electric Revenue Bonds	0.41%
Escrow to Maturity Bonds	7.64%
Health Care Revenue Bonds	12.24%
Housing Revenue Bonds	2.94%
Lease Revenue Bonds	3.70%
Local General Obligation Bonds	3.96%
Pre-Refunded Bonds	20.94%
State General Obligation Bonds	2.09%
Transportation Revenue Bonds	9.35%
Water & Sewer Revenue Bonds	12.81%
Short-Term Investment	0.87%
Total Value of Securities	101.75%
Liabilities Net of Receivables and Other Assets	(1.75%)
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)
AAA	29.94%
AA	27.98%
A	10.81%
BBB	18.41%
BB	0.67%
Non Rated	12.19%
Total	100.00%

Statement of net assets
Delaware Tax-Free Pennsylvania Fund	February 29, 2008

	Principal amount	Value
Municipal Bonds – 100.88%
Corporate Revenue Bonds – 12.37%
Allegheny County Industrial Development Authority
Environmental Improvement Revenue
(USX 2nd Project) 5.50% 12/1/29	$13,000,000	$12,184,770
Beaver County Industrial Development Authority
Pollution Control Revenue
(Atlantic Richfield Project) 5.95% 7/1/21	5,100,000	5,128,152
Bucks County Industrial Development Authority
Environmental Improvement Revenue
(USX Project) 5.40% 11/1/17	2,250,000	2,318,153
Carbon County Industrial Development Authority
Resource Recovery Revenue
(Panther Creek Partners Project) 6.65% 5/1/10 (AMT)	5,640,000	5,760,922
Dauphin County Industrial Development Authority
Water Revenue
(Dauphin Consolidated Water Supply Project)
Series B 6.70% 6/1/17	1,750,000	2,037,665
Delaware County Industrial Development Authority
Water Facilities Revenue
(Aqua Income Project) Series C
5.00% 2/1/35 (FGIC) (AMT)	7,170,000	6,401,806
(Philadelphia Suburban Water Project)
6.00% 6/1/29 (FGIC) (AMT)	3,000,000	3,007,170
Indiana County Industrial Development Authority
Pollution Control Revenue
(PSE&G Power Project) 5.85% 6/1/27 (AMT)	3,000,000	2,797,770
Luzerne County Industrial Development Authority Water
Facilities Revenue
(American Water Co. Project)
Series A 5.10% 9/1/34 (AMBAC) (AMT)	15,000,000	13,388,699
Pennsylvania Economic Development Financing Authority
Solid Waste Disposal Revenue
(Proctor & Gamble Paper Project)
5.375% 3/1/31 (AMT)	11,000,000	10,779,560
		63,804,667

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds – 12.43%
Allegheny County Higher Education Building
Authority Revenue
(Carnegie Mellon University Project) 5.25% 3/1/32	$1,900,000	$1,889,721
(Chatham College Project)
Series A 5.85% 3/1/22	620,000	624,607
Series A 5.95% 3/1/32	1,000,000	983,690
Series B 5.75% 11/15/35	4,000,000	3,803,240
Delaware County Authority College Revenue
(Eastern College Project) Series B
5.50% 10/1/19	4,175,000	4,099,433
5.50% 10/1/24	2,850,000	2,660,276
(Haverford College Project) 5.75% 11/15/29	1,875,000	1,918,950
Erie Higher Education Building Authority College
Revenue (Mercyhurst College Project)
Series B 5.00% 3/15/23	750,000	689,948
Lehigh County General Purpose Authority Revenue
(Desales University Project)
5.125% 12/15/23 (RADIAN)	5,000,000	4,767,850
Lycoming County Authority College Revenue
(Pennsylvania College of Technology Project)
5.375% 7/1/30 (AMBAC)	5,000,000	4,989,949
Pennsylvania Economic Development Financing Authority
School Revenue
(Germantown Friends School Project) 5.35% 8/15/31	2,820,000	2,724,910
Pennsylvania Higher Educational Facilities Revenue
(Drexel University Project) Series A
5.20% 5/1/29	1,500,000	1,413,600
5.20% 5/1/32	1,000,000	938,480
(Edinboro University Student Housing)
5.875% 7/1/38	3,500,000	3,151,960
6.00% 7/1/42	1,400,000	1,271,396
(Lafayette College Project) 6.00% 5/1/30	2,500,000	2,594,950
(Philadelphia University Project) 5.00% 6/1/35	1,665,000	1,413,235
(Thomas Jefferson University Project)
5.00% 1/1/29	1,610,000	1,497,558
Series B 4.125% 9/1/26 (AMBAC)	1,000,000	843,660
(Ursinus College) 5.125% 1/1/33 (RADIAN)	2,000,000	1,803,920
Philadelphia Industrial Development Authority Revenue
(First Philadelphia Charter) 5.75% 8/15/32	4,000,000	3,543,640

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Philadelphia Redevelopment Authority Revenue
(Beech Student Housing Complex Project) Series A
5.50% 7/1/35 (ACA)	$1,500,000	$1,209,720
5.625% 7/1/28 (ACA)	1,000,000	853,860
Swarthmore Borough Authority College Revenue
(Swarthmore College Project) 5.00% 9/15/31	15,000,000	14,456,849
		64,145,402
Electric Revenue Bonds – 0.41%
^Philadelphia Gas Works Revenue (Capital Appreciation)
Series C 6.884% 1/1/12 (AMBAC)	2,500,000	2,097,375
		2,097,375
Escrowed to Maturity Bonds – 7.64%
Delaware County Authority Health Facilities Revenue
(Mercy Health Corp. Project) 6.00% 12/15/26	3,500,000	3,541,685
Pennsylvania Higher Educational Facilities Authority
College & University Revenue
(University of the Arts Project) 5.20% 3/15/25 (RADIAN)	4,490,000	4,570,865
Philadelphia Industrial Development Commercial
Authority Revenue (Girard Estates Facilities
Leasing Project) 5.00% 5/15/27	4,500,000	4,450,365
Philadelphia Hospitals & Higher Education Facilities
Authority Revenue
(Presbyterian Medical Center Project) 6.65% 12/1/19	13,000,000	15,265,899
Pittsburgh Water & Sewer Authority Revenue (Crossover
Refunding Projects) 7.25% 9/1/14 (FGIC)	6,925,000	7,843,186
Southcentral General Authority Revenue (Wellspan
Health Obligated Project) 5.625% 5/15/26	3,610,000	3,741,260
		39,413,260
Health Care Revenue Bonds – 12.24%
Allegheny County Hospital Development Authority
Revenue (Ohio Valley General Hospital Project)
Series A 5.125% 4/1/35	1,750,000	1,441,318
Berks County Municipal Authority Revenue (Health Care
Reading Hospital Pooled Financing Project)
5.00% 3/1/28	11,750,000	10,868,163
Chester County Health & Educational Facilities Authority
Revenue (Jefferson Health Systems Project)
Series B 5.375% 5/15/27	14,270,000	14,025,554

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Lancaster County Hospital Authority Revenue
(Brethren Village Project) Series A 6.50% 7/1/40	$3,000,000	$2,821,230
(Health Center-Willow Valley Retirement Project)
5.875% 6/1/31	2,100,000	2,099,769
Montgomery County Higher Education & Health
Authority Revenue (Abington Memorial Hospital)
Series A 5.125% 6/1/32	6,500,000	5,877,170
Montgomery County Industrial Development Authority
Revenue (Acts Retirement Communities)
Series A 4.50% 11/15/36	3,000,000	2,319,660
(Foulkeways at Gwynedd Project) Series A
5.00% 12/1/24	1,000,000	891,740
5.00% 12/1/30	1,500,000	1,261,800
Mount Lebanon Hospital Authority Revenue (St. Clair
Memorial Hospital Project) Series A 5.625% 7/1/32	4,500,000	4,369,050
Pennsylvania Economic Development Financing Authority
Revenue (Dr. Gertrude A. Barber Center Project)
5.90% 12/1/30 (RADIAN)	2,250,000	2,260,080
Pennsylvania Higher Educational Facilities Authority
Revenue (UPMC Health Systems Project)
Series A 6.00% 1/15/31	10,000,000	10,480,300
Philadelphia Hospitals & Higher Education Facilities
Authority Revenue (Temple University Health System)
Series B 5.50% 7/1/30	5,000,000	4,436,050
		63,151,884
Housing Revenue Bonds – 2.94%
Allegheny County Residential Finance Authority Single
Family Mortgage Revenue
Series II-2 5.90% 11/1/32 (GNMA) (AMT)	725,000	727,095
Series KK-2 5.40% 5/1/26 (GNMA) (AMT)	2,540,000	2,485,720
Pennsylvania Housing Finance Agency Single Family
Mortgage Revenue
Series 66A 5.65% 4/1/29 (AMT)	415,000	423,362
Series 72A 5.35% 10/1/31 (AMT)	5,190,000	4,942,749
Series 94-A 5.15% 10/1/37 (AMT)	4,990,000	4,520,491
Philadelphia Industrial Development Authority Revenue
(Germantown Senior Living Presbyterian
Homes Project) Series A 5.625% 7/1/35	2,295,000	2,052,992
		15,152,409

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds – 3.70%
Allegheny County Industrial Development Authority
Lease Revenue (Residential Resource Project)
5.10% 9/1/26	$1,370,000	$1,221,369
5.125% 9/1/31	1,515,000	1,287,523
Puerto Rico Public Buildings Authority Revenue
(Government Facilities)
Series I 5.25% 7/1/33	15,500,000	14,374,079
Series M-2 5.50% 7/1/35 (AMBAC)	2,100,000	2,194,164
		19,077,135
Local General Obligation Bonds – 3.96%
Allegheny County Redevelopment Authority Tax
Increment Revenue (Waterfront Project)
Series B 6.00% 12/15/10	400,000	417,180
Bucks County Industrial Development Authority
Multi-Family Housing County-Guaranteed Revenue
(New Hope Manor Project) Series A
5.40% 3/1/22 (AMT)	1,265,000	1,277,030
5.50% 3/1/41 (AMT)	5,340,000	5,181,936
Canon McMillan School District
Series B 5.25% 12/1/34 (FGIC)	3,580,000	3,459,927
Greater Johnstown School District
Series C 5.125% 8/1/25 (MBIA)	7,485,000	7,336,872
Lancaster County Series A 5.00% 11/1/27 (FGIC)	2,000,000	1,936,600
Washington County Redevelopment Authority Revenue
(Victory Centre Project-Tanger)
Series A 5.45% 7/1/35	1,000,000	826,340
		20,435,885
§Pre-Refunded Bonds – 20.94%
Allegheny County Redevelopment Authority Tax
Increment Revenue (Waterfront Project)
Series B 6.40% 12/15/18-10	1,500,000	1,639,155
Erie Water Authority Revenue
Series A 5.125% 12/1/25-11 (MBIA)	4,000,000	4,273,880
Lancaster County Hospital Authority Revenue
(General Hospital Project) 5.50% 3/15/26-13	3,000,000	3,282,720
Lancaster Industrial Development Authority Revenue
(Garden Spot Village Project)
Series A 7.625% 5/1/31-10	1,650,000	1,825,989

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
McGuffey School District 5.125% 8/1/31-11 (FGIC)	$2,000,000	$2,127,680
Monroe County Hospital Authority Revenue (Pocono
Medical Center Project) 6.00% 1/1/43-14	6,710,000	7,500,304
Montgomery County Higher Education & Health
Authority Revenue (Catholic Health East)
Series C 5.50% 11/15/24-14	1,150,000	1,267,645
Norwin School District 6.00% 4/1/30-10 (FGIC)	2,000,000	2,123,680
Pennsylvania Higher Education Assistance Agency
Capital Acquisition 5.875% 12/15/30-10 (MBIA)	7,385,000	7,959,331
Pennsylvania Higher Educational Facilities Authority
College & University Revenue
(Philadelphia University Project)
6.00% 6/1/29-10 (RADIAN)	1,800,000	1,920,276
(Thomas Jefferson University Project)
5.00% 1/1/29-13	3,390,000	3,621,401
Pennsylvania State Public School Building Authority
Revenue (Lehigh Career & Technical Institute Project)
5.125% 10/1/28-13 (FGIC)	2,800,000	3,017,084
5.25% 10/1/32-13 (FGIC)	2,140,000	2,318,305
Pennsylvania Turnpike Commission
Series F 5.00% 7/15/41-11 (AMBAC)	1,600,000	1,704,880
Philadelphia Industrial Development Authority Lease
Revenue Series B 5.25% 10/1/30-11 (FSA)	4,510,000	4,862,006
Philadelphia Hospitals & Higher Educational Facilities
Authority Revenue
(Chestnut Hill College Project) 6.00% 10/1/29-09	4,360,000	4,643,444
Pittsburgh Water & Sewer Authority Revenue (1st Lien)
5.125% 12/1/31-12 (AMBAC)	10,000,000	10,680,799
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue
Series G 5.00% 7/1/33-13	1,970,000	2,121,119
Series G 5.00% 7/1/42-13	3,280,000	3,531,609
Series J 5.00% 7/1/34-14	3,550,000	3,836,592
Puerto Rico Public Buildings Authority Revenue
(Government Facilities) Series I 5.25% 7/1/33-14	235,000	254,505
Southcentral General Authority Revenue (Welllspan
Health Obligated Project) 5.625% 5/15/26-11	16,390,000	17,759,220

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
St. Mary Hospital Authority Health System Revenue
(Catholic Health East Project)
Series B 5.375% 11/15/34-14	$9,750,000	$10,675,763
West Cornwall Township Municipal Authority Revenue
(Elizabethtown College Project)
6.00% 12/15/27-11	1,615,000	1,773,157
Westmoreland County Municipal Authority Service
Revenue 5.25% 8/15/28-15 (FSA)	3,000,000	3,293,130
		108,013,674
State General Obligation Bonds – 2.09%
Commonwealth of Pennsylvania Series A 5.00% 8/1/16	5,000,000	5,371,050
Puerto Rico Commonwealth Public Improvement Series A
5.25% 7/1/15	3,250,000	3,356,600
5.50% 7/1/18	2,000,000	2,060,280
		10,787,930
Transportation Revenue Bonds – 9.35%
Allegheny County Airport Revenue
(Pittsburgh International Airport Project)
Series A 5.75% 1/1/14 (MBIA) (AMT)	6,910,000	7,363,365
Delaware River Joint Toll Bridge Commission
5.00% 7/1/28	3,000,000	2,796,660
Delaware River Port Authority (Pennsylvania &
New Jersey Port District Project)
Series B 5.70% 1/1/21 (FSA)	8,560,000	8,877,747
Erie Western Port Authority General Revenue
6.25% 6/15/10 (AMT)	845,000	861,224
Lehigh Northampton Airport Authority Revenue
(Lehigh Valley Airport Project) Series A
6.00% 5/15/25 (MBIA) (AMT)	1,525,000	1,530,017
6.00% 5/15/30 (MBIA) (AMT)	2,700,000	2,706,345
Pennsylvania Economic Development Financing Authority
Exempt Facilities Revenue (Amtrak Project)
Series A 6.375% 11/1/41	5,000,000	5,040,300
Pennsylvania Economic Development Financing Authority
Revenue (30th Street Station Garage Project)
5.875% 6/1/33 (ACA) (AMT)	4,500,000	4,119,030

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Pennsylvania State Turnpike Commission Revenue
Series A 5.00% 12/1/34 (AMBAC)	$8,000,000	$7,560,000
Series R 5.00% 12/1/30 (AMBAC)	2,500,000	2,398,125
Philadelphia Industrial Development Authority Revenue
(Sub-Air Cargo Project) Series A 7.50% 1/1/25	2,500,000	2,550,225
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series G
5.00% 7/1/33	1,030,000	923,735
5.00% 7/1/42	1,720,000	1,509,025
		48,235,798
Water & Sewer Revenue Bonds – 12.81%
&Philadelphia Water & Waste Revenue
5.25% 12/15/14 (AMBAC)	62,000,000	66,090,140
		66,090,140
Total Municipal Bonds (cost $514,409,154)		520,405,559

Short-Term Investment – 0.87%
•Variable Rate Demand Note – 0.87%
Facility Municipal Trust Series 99-1
4.16% 12/15/14 (AMBAC)	4,500,000	4,500,000
Total Short-Term Investment (cost $4,500,000)		4,500,000

Total Value of Securities – 101.75% (cost $518,909,154)		524,905,559
Liabilities Net of Receivables and
Other Assets – (1.75%)©		(9,021,106)
Net Assets Applicable to 67,781,356
Shares Outstanding – 100.00%		$515,884,453

Net Asset Value – Delaware Tax-Free Pennsylvania Fund
Class A ($498,582,989 / 65,508,334 Shares)	$7.61
Net Asset Value – Delaware Tax-Free Pennsylvania Fund
Class B ($7,539,918 / 990,876 Shares)	$7.61
Net Asset Value – Delaware Tax-Free Pennsylvania Fund
Class C ($9,761,546 / 1,282,146 Shares)	$7.61

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

Components of Net Assets at February 29, 2008:
Shares of beneficial interest (unlimited authorization – no par)	$522,432,671
Accumulated net realized loss on investments	(12,544,623)
Net unrealized appreciation of investments	5,996,405
Total net assets	$515,884,453

^	Zero coupon security. The rate shown is the yield at the time of purchase.
§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to financial statements.”
&	Security held in a trust in connection with Inverse Floater security $46,500,000, 5.25%, 12/15/14. See Note 7 in “Notes to financial statements.”
•	Variable rate security. The rate shown is the rate as of February 29, 2008.
©	Includes $15,500,000 in liability for Inverse Floater program. See Note 7 in “Notes to financial statements.”

Summary of abbreviations:
ACA — Insured by American Capital Access
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Pennsylvania Fund
Net asset value Class A (A)	$7.61
Sales charge (4.50% of offering price) (B)	0.36
Offering price	$7.97

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statement of operations
Delaware Tax-Free Pennsylvania Fund	Year Ended February 29, 2008

Investment Income:
Interest		$ 28,943,531

Expenses:
Management fees	$ 3,022,381
Distribution expenses – Class A	1,465,488
Distribution expenses – Class B	92,176
Distribution expenses – Class C	92,786
Interest and related expenses	622,201
Dividend disbursing and transfer agent fees and expenses	314,355
Accounting and administration expenses	221,718
Legal fees	83,101
Reports and statements to shareholders	64,472
Audit and tax	37,116
Trustees’ fees	26,114
Registration fees	23,090
Insurance fees	15,483
Consulting fees	11,657
Custodian fees	10,126
Pricing fees	3,634
Trustees’ expenses	3,478
Dues and services	3,123	6,112,499
Less expenses absorbed or waived		(107,217)
Less waived disribution expenses – Class A		(231,793)
Less expense paid indirectly		(3,111)
Total operating expenses		5,770,378
Net Investment Income		23,173,513

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments		(1,038,895)
Net change in unrealized appreciation/depreciation of investments		(34,684,733)
Net Realized and Unrealized Loss on Investments		(35,723,628)

Net Decrease in Net Assets Resulting from Operations		$(12,550,115)

See accompanying notes

Statements of changes in net assets
Delaware Tax-Free Pennsylvania Fund

	Year Ended
	2/29/08	2/28/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$23,173,513	$24,071,852
Net realized gain (loss) on investments	(1,038,895)	1,079,873
Net change in unrealized
appreciation/depreciation of investments	(34,684,733)	684,639
Net increase (decrease) in net assets resulting
from operations	(12,550,115)	25,836,364

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(22,760,346)	(23,522,886)
Class B	(320,082)	(486,530)
Class C	(322,400)	(281,238)
	(23,402,828)	(24,290,654)

Capital Share Transactions:
Proceeds from shares sold:
Class A	25,105,994	23,764,382
Class B	155,359	411,121
Class C	3,137,079	922,698

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	13,821,836	14,109,748
Class B	186,006	284,198
Class C	245,083	218,644
	42,651,357	39,710,791

	Year Ended
	2/29/08	2/28/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(58,836,009)	$(56,500,905)
Class B	(3,889,233)	(6,786,202)
Class C	(1,388,630)	(710,814)
	(64,113,872)	(63,997,921)
Decrease in net assets derived from capital share transactions	(21,462,515)	(24,287,130)
Net Decrease in Net Assets	(57,415,458)	(22,741,420)

Net Assets:
Beginning of year	573,299,911	596,041,331
End of year (there was no undistributed net investment
income at either year end)	$515,884,453	$573,299,911

See accompanying notes

Financial highlights
Delaware Tax-Free Pennsylvania Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses[2]
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to expense limitation and expense paid indirectly
Interest and fees on short-term floating rate note issued
Total expenses prior to expense limitation and expense paid indirectly[2]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly
Portfolio turnover
[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waivers by the manager and distributor, as applicable. Performance would have been lower had the waiver not been in effect.
[2] Total expenses and total expenses prior to expense limitation and expense paid indirectly include interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to financial statements.”

See accompanying notes

Year Ended
2/29/08	2/28/07	2/28/06	2/28/05	2/29/04
$8.140	$8.110	$8.140	$8.250	$8.140

0.337	0.337	0.347	0.365	0.365
(0.517)	0.033	(0.030)	(0.110)	0.110
(0.190)	0.370	0.317	0.255	0.475

(0.340)	(0.340)	(0.347)	(0.365)	(0.365)
(0.340)	(0.340)	(0.347)	(0.365)	(0.365)

$7.610	$8.140	$8.110	$8.140	$8.250

(2.44% )	4.68%	3.97%	3.23%	6.00%

$498,583	$553,230	$570,329	$599,172	$638,325

0.90%	0.91%	0.82%	0.83%	0.86%
0.11%	0.11%	0.09%	0.06%	0.04%
1.01%	1.02%	0.91%	0.89%	0.90%

0.96%	0.97%	0.86%	0.87%	0.90%
0.11%	0.11%	0.09%	0.06%	0.04%
1.07%	1.08%	0.95%	0.93%	0.94%
4.21%	4.18%	4.27%	4.54%	4.47%

4.15%	4.12%	4.23%	4.50%	4.43%
7%	10%	13%	11%	12%

Financial highlights
Delaware Tax-Free Pennsylvania Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses[2]
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to expense limitation and expense paid indirectly
Interest and fees on short-term floating rate note issued
Total expenses prior to expense limitation and expense paid indirectly[2]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly
Portfolio turnover
[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[2] Total expenses and total expenses prior to expense limitation and expense paid indirectly include interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to financial statements.”

See accompanying notes

Year Ended
2/29/08	2/28/07	2/28/06	2/28/05	2/29/04
$8.130	$8.110	$8.140	$8.250	$8.140

0.276	0.275	0.285	0.303	0.301
(0.517)	0.023	(0.030)	(0.110)	0.110
(0.241)	0.298	0.255	0.193	0.411

(0.279)	(0.278)	(0.285)	(0.303)	(0.301)
(0.279)	(0.278)	(0.285)	(0.303)	(0.301)

$7.610	$8.130	$8.110	$8.140	$8.250

(3.07% )	3.76%	3.17%	2.44%	5.17%

$7,540	$11,660	$17,762	$23,235	$29,589

1.67%	1.68%	1.59%	1.61%	1.64%
0.11%	0.11%	0.09%	0.06%	0.04%
1.78%	1.79%	1.68%	1.67%	1.68%

1.69%	1.70%	1.59%	1.61%	1.64%
0.11%	0.11%	0.09%	0.06%	0.04%
1.80%	1.81%	1.68%	1.67%	1.68%
3.44%	3.41%	3.50%	3.76%	3.69%

3.42%	3.39%	3.50%	3.76%	3.69%
7%	10%	13%	11%	12%

Financial highlights
Delaware Tax-Free Pennsylvania Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses[2]
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to expense limitation and expense paid indirectly
Interest and fees on short-term floating rate note issued
Total expenses prior to expense limitation and expense paid indirectly[2]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly
Portfolio turnover
[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[2] Total expenses and total expenses prior to expense limitation and expense paid indirectly include interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to financial statements.”

See accompanying notes

Year Ended
2/29/08	2/28/07	2/28/06	2/28/05	2/29/04
$8.140	$8.110	$8.140	$8.250	$8.140

0.276	0.275	0.284	0.302	0.301
(0.527)	0.033	(0.030)	(0.110)	0.110
(0.251)	0.308	0.254	0.192	0.411

(0.279)	(0.278)	(0.284)	(0.302)	(0.301)
(0.279)	(0.278)	(0.284)	(0.302)	(0.301)

$7.610	$8.140	$8.110	$8.140	$8.250

(3.19% )	3.88%	3.17%	2.43%	5.17%

$9,761	$8,410	$7,950	$6,857	$6,070

1.67%	1.68%	1.59%	1.61%	1.64%
0.11%	0.11%	0.09%	0.06%	0.04%
1.78%	1.79%	1.68%	1.67%	1.68%

1.69%	1.70%	1.59%	1.61%	1.64%
0.11%	0.11%	0.09%	0.06%	0.04%
1.80%	1.81%	1.68%	1.67%	1.68%
3.44%	3.41%	3.50%	3.76%	3.69%

3.42%	3.39%	3.50%	3.76%	3.69%
7%	10%	13%	11%	12%

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund	February 29, 2008

Delaware Group State Tax-Free Income Trust (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Pennsylvania Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective June 1, 2007, Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months.

The investment objective of the Fund is to seek a high level of current interest income exempt from federal income tax and certain Pennsylvania state and local taxes, consistent with the preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

1. Significant Accounting Policies (continued)

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective August 31, 2007, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Interest and Related Expenses — Interest and related expenses include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustee’s fees from the Fund’s participation in inverse floater programs where the Fund has transferred its own bonds to a trust that issues floating rate securities and inverse floating rate securities with an aggregate principal amount equal to the principal of the transferred bond. In consideration of the conveyance of the bond, the Fund receives the inverse floating rate securities and cash from the trust. As a result of certain rights retained by the Fund, the transfer of the bond is not considered a sale, but rather a form of financing for accounting purposes whereby the cash received is recorded as a liability and interest expense is recorded based on the interest rate of the floating rate securities. Remarketing fees, liquidity fees, and trustees’ fee expenses are recorded on the accrual basis.

For the year ended February 29, 2008, the Fund had an average daily liability from the participation in inverse floater of $15,500,000 and recorded interest expense at an average rate of 4.01%.

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, non-routine expenses), do not exceed 0.67% of average daily net assets of the Fund through June 30, 2008. For purpose of these waivers and reimbursements, non-routine expenses may also involve such additional costs and expenses, as may agreed upon from time to time by the Fund’s Board of Trustees and DMC.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Fund and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended February 29, 2008, the Fund was charged $142,220 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above. DDLP has contracted to limit distribution and service fees through June 30, 2008 in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets. This contractual waiver is applied to the shares of the Fund that were acquired on or after June 1, 1992 in calculating the applicable 12b-1 fee rate.

At February 29, 2008, the Fund had liabilities payable to affiliates as follows:

Investment management fees payable to DMC	$210,974
Dividend disbursing, transfer agent
fees and other expenses payable to DSC	27,268
Distribution fees payable to DDLP	110,251
Other expenses payable to DMC and affiliates*	36,960

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended February 29, 2008, the Fund was charged $30,964 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended February 29, 2008, DDLP earned $48,123 for commissions on sales of the Fund’s Class A shares. For the year ended February 29, 2008, DDLP received gross CDSC commissions of $16, $4,301 and $568 on redemption of the Fund’s Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended February 29, 2008, the Fund made purchases of $39,422,295 and sales of $60,033,094 of investment securities other than short-term investments.

At February 29, 2008, the cost of investments for federal income tax purposes was $505,113,417. At February 29, 2008, net unrealized appreciation was $4,292,142, of which $17,377,425 related to unrealized appreciation of investments and $13,085,283 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended February 29, 2008 and February 28, 2007 was as follows:

	Year Ended
	2/29/08	2/28/07
Tax-exempt income	$23,353,081	$24,290,654
Ordinary income	49,747	—
Total	$23,402,828	$24,290,654

5. Components of Net Assets on a Tax Basis

As of February 29, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$522,432,671
Post-October losses	(700,142)
Capital loss carryforwards	(10,140,218)
Unrealized appreciation of investments	4,292,142
Net assets	$515,884,453

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of the Fund’s participation in inverse floater programs.

5. Components of Net Assets on a Tax Basis (continued)

Post-October losses represent losses realized on investment transactions from November 1, 2007 through February 29, 2008 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to capital loss carryforward expiration and tax treatment of the Fund’s participation in inverse floater programs. Results of operations and net assets were not affected by these reclassifications. For the year ended February 29, 2008, the Fund’s recorded the following reclassifications:

Undistributed net investment income	$229,315
Accumulated net realized gain (loss)	7,883,880
Paid-in capital	(8,113,195)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $8,113,195 expired in 2008. Capital loss carryforwards remaining at February 29, 2008 will expire as follows: $8,323,306 expires in 2009, $1,161,652 expires in 2010, $316,507 expires in 2014 and $338,753 expires in 2016.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	2/29/08	2/28/07
Shares sold:
Class A	3,143,596	2,958,328
Class B	19,373	50,847
Class C	391,963	114,358

Shares issued upon reinvestment of dividends and distributions:
Class A	1,730,710	1,750,610
Class B	23,292	35,281
Class C	30,695	27,127
	5,339,629	4,936,551

Shares repurchased:
Class A	(7,363,656)	(7,014,187)
Class B	(485,203)	(842,368)
Class C	(173,967)	(87,938)
	(8,022,826)	(7,944,493)
Net decrease	(2,683,197)	(3,007,942)

For the years ended February 29, 2008 and February 28, 2007, 304,271 Class B shares were converted to 304,200 Class A shares valued at $2,441,583 and 467,467 Class B shares were converted to 467,467 Class A shares valued at $3,766,675, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

7. Inverse Floaters

The Fund may participate in inverse floater programs where it transfers its own bonds to a trust that issues floating rate securities and inverse floating rate securities (inverse floaters) with an aggregate principal amount equal to the principal of the transferred bonds. The inverse floaters received by the Fund are derivative tax-exempt obligations with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of the inverse floaters will generally be more volatile than other tax-exempt investments. The Fund typically uses inverse floaters to adjust the duration of its portfolio. Duration measures a portfolio’s sensitivity to changes in interest rates. By holding inverse floaters with a different duration than the underlying bonds that the Fund transferred to the trust, the Fund seeks to adjust its portfolio’s sensitivity to changes in interest rates. The Fund may also invest in inverse floaters to add additional income to the Fund or to adjust the Fund’s exposure to a specific segment of the yield curve. Securities held in trust relating to inverse floater programs are identified on the statement of net assets.

8. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of February 29, 2008, or at any time during the year then ended.

9. Credit and Market Risk

The Fund concentrates its investments in securities issued by Pennsylvania municipalities. The value of these investments may be adversely affected by new legislation within Pennsylvania, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At February 29, 2008, 43% of the Fund’s net assets were insured by bond insurers. These securities have been identified on the statement of net assets.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current

9. Credit and Market Risk (continued)

refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of February 29, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

11. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended February 29, 2008, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary	(C)
Capital Gain	Income	Tax-Exempt	Total
Distributions	Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)
—	—	100%	100%

(A), (B), and (C) are based on a percentage of the Fund’s total distributions.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group State Tax-Free Income Trust – Delaware Tax-Free Pennsylvania Fund

We have audited the accompanying statement of net assets of the Delaware Tax-Free Pennsylvania Fund (the sole series of Delaware Group State Tax-Free Income Trust) (the “Fund”) as of February 29, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Pennsylvania Fund of Delaware Group State Tax-Free Income Trust at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 15, 2008

Other Fund information (unaudited)
Delaware Tax-Free Pennsylvania Fund

Fund management

Robert F. Collins, CFA
Senior Vice President, Senior Portfolio Manager
Robert F. Collins is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of several of the firm’s municipal bond funds and client accounts. Prior to joining Delaware Investments in 2004, he spent five years as a co-manager of the municipal portfolio management group within PNC Advisors, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, he headed the municipal fixed income team at Wilmington Trust, where he managed funds and high net worth accounts. Collins earned a bachelor’s degree in economics from Ursinus College, and he is also a former president of The Financial Analysts of Wilmington, Delaware.

Joseph R. Baxter
Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager
Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	84	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	84	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of Investment
(January 1984–March 2004)		Committee
The Haverford School
(2002–Present)

Chairman of
Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Investment Committee
Member
Pennsylvania Horticultural
Society
(February 2006–Present)

President	84	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)
Director
Executive Vice President		Allied Barton
University of Pennsylvania		Security Holdings
(April 1995–June 2002)

Founder and	84	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	84	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	84	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	84	Director
Chief Executive Officer		CenterPoint Energy
MLM Partners, Inc.
(Small Business Investing		Director and Audit
and Consulting)		Committee Chair
(January 1993–Present)		Digital River, Inc.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2003
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Director and Chair of Audit
and Compensation
Committees
Rimage Corporation

Director and Chair of
Compensation and
Governance & Nominating
Committees
Valmont Industries, Inc.

Treasurer	84	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.

Founder	84	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director and Audit
Founder		Committee Member
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	84	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	84	None
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	84	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	84	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Pennsylvania Fund and the Delaware Investments® Fund profiles for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne	Ann R. Leven
Chairman, President, and	Consultant
Chief Executive Officer	ARL Associates
Delaware Investments Family of Funds	New York, NY
Philadelphia, PA
Thomas F. Madison
Thomas L. Bennett	President and Chief Executive Officer
Private Investor	MLM Partners, Inc.
Rosemont, PA	Minneapolis, MN

John A. Fry	Janet L. Yeomans
President	Vice President and Treasurer
Franklin & Marshall College	3M Corporation
Lancaster, PA	St. Paul, MN

Anthony D. Knerr	J. Richard Zecher
Founder and Managing Director	Founder
Anthony Knerr & Associates	Investor Analytics
New York, NY	Scottsdale, AZ

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Affiliated officers	Contact information

David F. Connor	Investment manager
Vice President, Deputy General Counsel, and	Delaware Management Company, a series of
Secretary	Delaware Management Business Trust
Delaware Investments® Family of Funds	Philadelphia, PA
Philadelphia, PA
National distributor
Daniel V. Geatens	Delaware Distributors, L.P.
Vice President and Treasurer	Philadelphia, PA
Delaware Investments Family of Funds
Philadelphia, PA	Shareholder servicing, dividend disbursing,
and transfer agent
David P. O’Connor	Delaware Service Company, Inc.
Senior Vice President, General Counsel,	2005 Market Street
and Chief Legal Officer	Philadelphia, PA 19103-7094
Delaware Investments Family of Funds
Philadelphia, PA	For shareholders
800 523-1918
Richard Salus
Senior Vice President and	For securities dealers and financial
Chief Financial Officer	institutions representatives only
Delaware Investments Family of Funds	800 362-7500
Philadelphia, PA
Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

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Please call our Shareholder Service Center at 800 523-1918 weekdays from 8 a.m. to 7 p.m. Eastern time, for assistance with any questions.

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This page is not part of the annual report.

AR-007 [2/08] DG3 4/08 MF-08-03-022 PO 12794 (2931)

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $26,900 for the fiscal year ended February 29, 2008.

____________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $26,900 for the fiscal year ended February 28, 2007.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended February 29, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended February 29, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended February 28, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $28,700 for the registrant’s fiscal year ended February 28, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures report to the registrant’s Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $10,050 for the fiscal year ended February 29, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended February 29, 2008.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,200 for the fiscal year ended February 28, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended February 28, 2007.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended February 29, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended February 29, 2008.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended February 28, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended February 28, 2007.

    (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

    Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $264,412 and $259,908 for the registrant’s fiscal years ended February 29, 2008 and February 28, 2007, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group State Tax-Free Income Trust

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	May 8, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	May 8, 2008

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	May 8, 2008